SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2000


                         ANADARKO PETROLEUM CORPORATION
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    1-8968                 76-0146568
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(State of Incorporation)         (Commission            (IRS Employer
                                 File Number)         Identification No.)


 17001 Northchase Drive, Houston, Texas                    77060-2141
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (281) 875-1101



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On July 14, 2000, Dakota Merger Corp., a Utah corporation ("Merger Sub") and a wholly owned subsidiary of Anadarko Petroleum Corporation, a Delaware corporation ("Anadarko"), merged (the "Merger") with and into Union Pacific Resources Group Inc., a Utah corporation ("UPR"), pursuant to an Agreement and Plan of Merger, dated as of April 2, 2000 (the "Merger Agreement").

Pursuant to the Merger Agreement, each share of common stock, no par value, of UPR ("UPR Common Stock") issued and outstanding, other than UPR shares held by UPR, which were canceled and retired, was converted into 0.455 shares of Anadarko common stock, par value $0.10 per share ("Anadarko Common Stock"). UPR stockholders who would otherwise receive fractional shares of Anadarko Common Stock instead were entitled to receive a cash payment for their fractional share interest. The Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, is incorporated by reference. Anadarko will account for the transaction as a purchase.

Anadarko and UPR mailed a definitive joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") to their respective stockholders on or about June 1, 2000, which sets forth certain information regarding the Merger, Anadarko, UPR and Merger Sub, including, but not limited to, the manner of the Merger, the nature of any material relationships between UPR and Anadarko or any of Anadarko's affiliates, any director or officer of Anadarko, or any associate of any such director or officer, the nature of UPR's business and Anadarko's intended use of the assets acquired in the Merger. Excerpts from the cover page and pages 1, 4 to 6, 8 to 9, 26, 52 to 56, 59 to 60 and 75 of the Joint Proxy Statement/Prospectus, which are filed as Exhibit 20.1 to this Current Report on Form 8-K, are incorporated by reference.

ITEM 5.   OTHER EVENTS.

In connection with the Merger, Anadarko's Restated Certificate of Incorporation was amended to increase the maximum size of the Board of Directors of Anadarko (the "Anadarko Board") from nine to 15 members and increase the authorized number of shares of Anadarko Common Stock from 300,000,000 to 450,000,000. Pursuant to the Merger Agreement, George Lindahl III and four others who were independent directors of the former UPR will be named to the Anadarko Board. On July 14, 2000, Anadarko filed a Certificate of Amendment of its Restated Certificate of Incorporation with the Delaware Secretary of State, which Certificate of Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired

The (A) audited Consolidated Statements of Income and Comprehensive Income, audited Consolidated Statements of Cash Flows and audited Consolidated Statements of Changes in Shareholders' Equity of UPR for the years ended December 31, 1999, 1998 and 1997; (B)


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audited Consolidated Statements of Financial Position of UPR as of December
31, 1999 and 1998; and (C) accompanying Notes to Consolidated Financial Statements of UPR are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference.

The (A) unaudited Condensed Consolidated Statements of Income and Comprehensive Income and unaudited Condensed Consolidated Statements of Cash Flows of UPR for the three months ended March 31, 2000 and 1999; (B) unaudited Condensed Consolidated Statements of Financial Position of UPR as of March 31, 2000 and December 31, 1999; and (C) accompanying Notes to Condensed Consolidated Financial Statements of UPR are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference.

(b)  Pro Forma Financial Information

The (A) Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 1999 and for the three months ended March 31, 2000; (B) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000; and
(C) accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements are filed as Exhibit 20.2 to this Current Report on Form 8-K and are incorporated by reference.


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(c)  Exhibits

       Exhibit          Description
       -------          -----------

       2.1 Agreement and Plan of Merger, dated as of April 2, 2000, by and among Anadarko Petroleum Corporation, Dakota Merger Corp. and Union Pacific Resources Group Inc.

       4.1 Certificate of Amendment of Anadarko's Restated Certificate of Incorporation.

       20.1 Excerpts from the cover page and pages 1, 4 to 6, 8 to 9, 26, 52 to 56, 59 to 60 and 75 of the Joint Proxy Statement/Prospectus, which was first mailed to UPR stockholders on or about June 1, 2000.

       20.2 Unaudited Pro Forma Condensed Combined Financial Statements of UPR, excerpted from pages 77 through 83 of the Joint Proxy Statement/Prospectus, which was first mailed to UPR stockholders on or about
                        June 1, 2000.

       23.1             Consent of Arthur Andersen LLP, dated July 28, 2000.

       23.2             Consent of Deloitte & Touche LLP, dated July 28, 2000.

       99.1 Audited Annual Financial Statements of UPR, excerpted from pages 40 through 73 of the UPR Annual Report on Form 10-K for the year ended December 31, 1999 and filed with the Commission on March 27, 2000.

       99.2 Unaudited Interim Financial Statements of UPR, excerpted from pages 2 through 10 of the UPR Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 and filed with the Commission on May 15, 2000.


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                                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 28, 2000

                                       ANADARKO PETROLEUM CORPORATION


                                       By:   /s/ MICHAEL E. ROSE
                                            ----------------------------------
                                            Name:  Michael E. Rose
                                            Title: Sr. Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

       Exhibit          Description
       -------          -----------
       2.1              Agreement and Plan of Merger, dated as of April 2,
                        2000, by and among Anadarko Petroleum Corporation,
                        Dakota Merger Corp. and Union Pacific Resources
                        Group Inc.

       4.1 Certificate of Amendment of Anadarko's Restated Certificate of Incorporation.

       20.1 Excerpts from the cover page and pages 1, 4 to 6, 8 to 9, 26, 52 to 56, 59 to 60 and 75 of the Joint Proxy Statement/Prospectus, which was first mailed to UPR stockholders on or about June 1, 2000.

       20.2 Unaudited Pro Forma Condensed Combined Financial Statements of UPR, excerpted from pages 77 through 83 of the Joint Proxy Statement/Prospectus, which was first mailed to UPR stockholders on or about
                        June 1, 2000.

       23.1             Consent of Arthur Andersen LLP, dated July 28, 2000.

       23.2             Consent of Deloitte & Touche LLP, dated July 28, 2000.

       99.1 Audited Annual Financial Statements of UPR, excerpted from pages 40 through 73 of the UPR Annual Report on Form 10-K for the year ended December 31, 1999 and filed with the Commission on March 27, 2000.

       99.2 Unaudited Interim Financial Statements of UPR, excerpted from pages 2 through 10 of the UPR Quarterly Report on Form 10-Q for the quarter ended March
                        31, 2000 and filed with the Commission on May 15, 2000.


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